EXHIBIT 32.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Annual Report on Form 10-K of Propanc Biopharma, Inc., a Delaware corporation (the “Company”) for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Carlo Campiciano, Chief Financial Officer and Principal Financial and Accounting Officer of Propanc Biopharma, Inc., do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that:

(1) The Report of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 1, 2020	/s/ Carlo Campiciano
Carlo Campiciano
Chief Financial Officer
(Principal Financial and Accounting Officer)